UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 17, 2025

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

LightPath Technologies, Inc.

Form 8-K

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 17, 2025, LightPath Technologies, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).  As of October 24, 2025, the record date for the Meeting (the “Record Date”), there were issued and outstanding shares of the Company’s capital stock representing 57,034,321 votes, consisting of: (i) 45,426,924 shares of Class A Common Stock outstanding and entitled to vote at the Meeting and (ii) 24,955.9 shares of Series G Preferred Stock outstanding and entitled to vote on an as-converted basis at the Meeting (representing, on an as-converted basis, the equivalent of 11,607,397 shares of Class A Common Stock). Each share of Class A Common Stock was entitled to one vote and each share of Series G Preferred Stock entitled its holder to a number of votes equal to the whole number of shares of Class A Common Stock into which a share of Series G Preferred Stock could be converted. A total of 43,319,345 shares of capital stock (including shares of Series G Preferred Stock on an as converted basis) were present or represented by proxy and voted at the Meeting representing approximately 76.0% of the outstanding voting power of the Company’s stockholders, constituting a quorum.  The following proposals, as described in greater detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 28, 2025 (the “Proxy Statement”) were voted on at the Meeting.

Proposal 1 – Election of Class I directors to the Company’s Board of Directors.

The stockholders duly reelected Dr. Joseph Manker and Mrs. Darcie Peck, and elected Mr. Mark Caylor by at least a plurality of the votes cast, to serve as Class I directors, each to serve for a term ending at the third successive annual meeting of stockholders following the Meeting, or until their successors have been duly elected and qualified. The results of the voting were as follows:

	For	Withhold
Dr. Joseph Menaker	32,951,756	711,998
Darcie Peck	33,022,616	641,139
Mark Caylor	33,077,516	586,239

Proposal 2 – Approval on a non-binding, advisory basis of the compensation of the Company’s named executive officers.

The stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain
32,671,264	414,997	577,494

Proposal 3 – Approval of Amendment No. 2 to the 2018 Stock Incentive Compensation Plan (the “2018 SICP”).

The stockholders approved amendment no. 2 to the 2018 SICP to increase the number of shares available for future grants thereunder by 2,500,000 shares of Class A Common Stock. The results of the voting were as follows:

For	Against	Abstain
28,457,145	3,362,127	1,844,482

Proposal 4 – Ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm.

The stockholders ratified the selection of BDO USA, P.C. as our independent registered public accounting firm for our fiscal year ending June 30, 2026. The results of the voting were as follows:

For	Against	Abstain
42,792,231	55,183	471,931

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: December 18, 2025	By:	/s/ Albert Miranda
Albert Miranda, Chief Financial Officer

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